UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 19, 2007
                                                    ----------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                   001-16197             22-3537895
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                        07934
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (908) 234-0700
                                                      --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2007, the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") approved a change to its By-Laws, which are attached hereto and incorporated herein by reference. A summary of the change is below.

Article VI, Section 2 was amended to allow the ownership of shares of the Corporation to be recorded through the Direct Registration System, or an equivalent system, whereby ownership of shares of the Corporation are recorded in book-entry form on the books of the Corporation or its transfer agent, and whereby investors receive an account statement, setting forth such ownership, from the Corporation or its transfer agent in lieu of a physical certificate.

Item 9.01 Financial Statements and Exhibits

     3(ii) By-Laws of the Registrant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PEAPACK-GLADSTONE FINANCIAL CORPORATION


Dated:   April 23, 2007        By:  /s/ Arthur F. Birmingham
                                    ---------------------------------------
                               Name:    Arthur F. Birmingham
                               Title:   Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Title
-----------          -----

   3(ii)             By-Laws of the Registrant.